UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1810

Oppenheimer Global Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2013

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS June 28, 2013* / Unaudited

	Shares	Value
Common Stocks—99.9%
Consumer Discretionary—15.0%
Automobiles—1.9%
Bayerische Motoren Werke (BMW) AG, Preference	2,590,954	$176,783,535
Hotels, Restaurants & Leisure—2.0%
Gtech SpA	1,511,954	37,845,311
McDonald’s Corp.	1,517,420	150,224,580

		188,069,891
Media—3.5%
Grupo Televisa SAB, Sponsored ADR	2,928,787	72,751,069
Walt Disney Co. (The)	2,999,920	189,444,948
Zee Entertainment Enterprises Ltd.	14,003,568	55,509,001

		317,705,018
Specialty Retail—2.9%
Industria de Diseno Textil SA (Inditex)	1,178,063	145,317,092
Tiffany & Co.	1,609,688	117,249,674

		262,566,766
Textiles, Apparel & Luxury Goods—4.7%
Brunello Cucinelli SpA	488,470	12,065,724
Kering	831,151	168,240,166
LVMH Moet Hennessy Louis Vuitton SA	1,059,000	170,537,567
Tod’s SpA	592,737	83,448,723

		434,292,180
Consumer Staples—7.3%
Beverages—2.7%
Carlsberg AS, Cl. B	579,183	51,695,694
Companhia de Bebidas das Americas, Preference, ADR	1,979,850	73,947,398
Fomento Economico Mexicano SAB de CV, Sponsored ADR	1,202,293	124,064,615

		249,707,707
Food Products—2.8%
Nestle SA	1,547,381	101,208,658
Unilever plc	3,897,969	158,301,891

		259,510,549
Household Products—1.8%
Colgate-Palmolive Co.	2,931,778	167,961,562
Energy—3.3%
Energy Equipment & Services—2.6%
Technip SA	1,554,910	157,153,890
Transocean Ltd.	1,719,028	82,427,393

		239,581,283

	Shares	Value
Oil, Gas & Consumable Fuels—0.7%
Repsol SA	3,266,060	$68,852,325
Financials—20.0%
Capital Markets—5.2%
Credit Suisse Group AG1	3,086,087	81,820,464
Deutsche Bank AG	2,812,413	117,652,734
Goldman Sachs Group, Inc. (The)	648,311	98,057,039
UBS AG1	10,641,421	180,779,801

		478,310,038
Commercial Banks—4.9%
Banco Bilbao Vizcaya Argentaria SA	12,827,061	106,813,573
ICICI Bank Ltd., Sponsored ADR	3,020,150	115,520,737
Itau Unibanco Holding SA, Preference, ADR	6,107,970	78,914,972
Societe Generale	1,394,516	47,484,217
Sumitomo Mitsui Financial Group, Inc.	2,116,900	97,131,028

		445,864,527
Diversified Financial Services—4.1%
BM&FBovespa SA	14,069,700	77,241,950
Citigroup, Inc.	2,343,220	112,404,263
McGraw Hill Financial, Inc.	2,795,039	148,668,124
Moscow Exchange (The)	25,747,399	38,621,099

		376,935,436
Insurance—4.9%
Allianz SE	1,024,498	149,618,068
Dai-ichi Life Insurance Co. Ltd. (The)	73,498	106,377,609
Fidelity National Financial, Inc., Cl. A	2,331,060	55,502,539
Prudential plc	8,197,950	134,771,416

		446,269,632
Real Estate Management & Development—0.9%
DLF Ltd.	27,355,728	82,883,611
Health Care—13.1%
Biotechnology—3.4%
Gilead Sciences, Inc.[1]	1,855,600	95,025,276
Medivation, Inc.[1]	488,981	24,057,865
Theravance, Inc.[1]	2,186,665	84,252,202
ThromboGenics NV1	313,553	12,021,365
Vertex Pharmaceuticals, Inc.[1]	1,219,847	97,429,180

		312,785,888
Health Care Equipment & Supplies—1.9%
St. Jude Medical, Inc.	997,330	45,508,168
Swiss Medical SA1,2,3	49,975,200	14,338,459

1    OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Health Care Equipment & Supplies (Continued)
Zimmer Holdings, Inc.	1,433,614	$107,435,033

		167,281,660
Health Care Providers & Services—3.9%
Aetna, Inc.	2,448,879	155,601,772
WellPoint, Inc.	2,528,935	206,968,040

		362,569,812
Pharmaceuticals—3.9%
Allergan, Inc.	705,670	59,445,641
Bayer AG	1,330,802	141,872,478
Roche Holding AG	435,697	107,958,906
Shire plc	1,720,330	54,574,030

		363,851,055
Industrials—12.4%
Aerospace & Defense—3.7%
Embraer SA, ADR	2,782,135	102,632,960
European Aeronautic Defence & Space Co.	4,479,548	238,200,443

		340,833,403
Air Freight & Couriers—1.1%
United Parcel Service, Inc., Cl. B	1,160,680	100,375,606
Building Products—1.5%
Assa Abloy AB, Cl. B	3,573,462	139,305,434
Construction & Engineering—0.5%
FLSmidth & Co. AS	1,109,390	50,452,779
Electrical Equipment—2.1%
Emerson Electric Co.	1,481,960	80,826,098
Nidec Corp.	920,308	64,218,850
Prysmian SpA	2,377,571	44,205,639

		189,250,587
Industrial Conglomerates—2.9%
3M Co.	1,260,910	137,880,508
Siemens AG	1,238,422	125,133,500

		263,014,008
Machinery—0.6%
FANUC Corp.	398,600	57,799,861
Information Technology—25.3%
Communications Equipment—4.3%
Juniper Networks, Inc.[1]	4,849,912	93,651,801
Telefonaktiebolaget LM Ericsson, Cl. B	26,224,891	297,320,334

		390,972,135
Computers & Peripherals—0.4%
Fusion-io, Inc.[1]	2,955,162	42,081,507
Electronic Equipment, Instruments, & Components—3.7%
Keyence Corp.	371,553	118,581,831
Kyocera Corp.	741,000	75,429,888
Murata Manufacturing Co. Ltd.	1,881,204	143,220,794

		337,232,513

	Shares	Value
Internet Software & Services—5.2%
eBay, Inc.[1]	3,801,078	$196,591,754
Facebook, Inc., Cl. A1	2,279,870	56,677,568
Google, Inc., Cl. A1	260,030	228,922,611

		482,191,933
IT Services—0.8%
Infosys Ltd.	1,827,345	76,352,368
Semiconductors & Semiconductor Equipment—4.2%
Altera Corp.	4,717,207	155,620,659
Maxim Integrated Products, Inc.	4,874,905	135,424,861
Taiwan Semiconductor Manufacturing Co. Ltd.	26,242,726	94,972,367

		386,017,887
Software—6.7%
Adobe Systems, Inc.[1]	3,129,794	142,593,415
Intuit, Inc.	2,206,690	134,674,291
Microsoft Corp.	3,945,172	136,226,789
SAP AG	2,700,251	197,728,369

		611,222,864
Materials—1.2%
Chemicals—1.0%
Linde AG	495,579	92,278,965
Metals & Mining—0.2%
Iluka Resources Ltd.	1,811,148	16,351,882
Telecommunication Services—1.8%
Wireless Telecommunication Services—1.8%
KDDI Corp.	3,185,600	165,750,911
Utilities—0.5%
Electric Utilities—0.5%
Fortum OYJ	2,500,355	46,708,395

Total Common Stocks (Cost $6,014,916,962)		9,189,975,513

	Units
Rights, Warrants and Certificates—0.0%
Groupe FNAC SA Rts., Strike Price 0.0001EUR, Exp. 5/15/15[1]	551,957	1,439,065
Repsol SA Rts., Strike Price 0.0001EUR, Exp. 7/4/13[1]	3,266,060	1,819,542

Total Rights, Warrants and Certificates (Cost $0)		3,258,607
Investment Company—0.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[2,4] (Cost $18,648,201)	18,648,201	18,648,201
Total Investments, at Value (Cost $6,033,565,163)	100.1%	9,211,882,321
Liabilities in Excess of Other Assets	(0.1)	(7,804,277)

Net Assets	100.0%	$9,204,078,044

2    OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS June 28, 2013* / Unaudited

Footnotes to Statement of Investments

*	June 28, 2013 represents the last business day of the Fund’s reporting period. See accompanying Notes.

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR         Euro

1.	Non-income producing security.
2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 28, 2012[a]	Gross Additions	Gross Reductions	Shares June 28, 2013
Oppenheimer Institutional Money Market
Fund, Cl. E	2,399,404	513,338,150	497,089,353	18,648,201
Swiss Medical SA	49,975,200	—	—	49,975,200

	Value	Income
Oppenheimer Institutional
Money Market Fund, Cl. E	$18,648,201	$15,999
Swiss Medical SA	14,338,459	—

Total	$32,986,660	$15,999

a.	September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See accompanying Notes.

3.	Restricted security. The aggregate value of restricted securities as of June 28, 2013 was $14,338,459, which represents 0.16% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Swiss Medical SA	5/16/94-8/3/11	$30,390,000	$14,338,459	$16,051,541

4.	Rate shown is the 7-day yield as of June 28, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$3,657,858,968	39.7%
Germany	1,001,067,649	10.9
Japan	828,510,772	9.0
France	544,854,905	5.9
Switzerland	471,767,829	5.1
Sweden	436,625,768	4.8
Brazil	332,737,280	3.6
India	330,265,717	3.6
Spain	322,802,532	3.5
United Kingdom	293,073,307	3.2
Netherlands	238,200,443	2.6
Mexico	196,815,684	2.1
Italy	177,565,397	1.9
Denmark	102,148,473	1.1
Taiwan	94,972,367	1.0
Ireland	54,574,030	0.6
Finland	46,708,395	0.5
Russia	38,621,099	0.4
Australia	16,351,882	0.2
Argentina	14,338,459	0.2
Belgium	12,021,365	0.1

Total	$9,211,882,321	100.0%

3    OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Quarterly and Previous Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

4    OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

5    OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

6    OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

7    OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stock
Consumer Discretionary	$529,670,271	$849,747,119	$—	$1,379,417,390
Consumer Staples	365,973,575	311,206,243	—	677,179,818
Energy	82,427,393	226,006,215	—	308,433,608
Financials	609,067,674	1,221,195,570	—	1,830,263,244
Health Care	875,723,177	316,426,779	14,338,459	1,206,488,415
Industrials	421,715,172	719,316,506	—	1,141,031,678
Information Technology	1,322,465,256	1,003,605,951	—	2,326,071,207
Materials	—	108,630,847	—	108,630,847
Telecommunication Services	—	165,750,911	—	165,750,911
Utilities	—	46,708,395	—	46,708,395
Rights, Warrants and Certificates	—	3,258,607	—	3,258,607
Investment Company	18,648,201	—	—	18,648,201

Total Assets	$4,225,690,719	$4,971,853,143	$14,338,459	$9,211,882,321

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stock
Consumer Discretionary	$(508,739,615)	$508,739,615
Consumer Staples	(319,661,289)	319,661,289
Financials	(629,758,862)	629,758,862
Health Care	(201,557,992)	201,557,992
Industrials	(495,321,505)	495,321,505
Information Technology	(598,638,535)	598,638,535
Materials	(85,337,051)	85,337,051
Telecommunication Services	(123,684,880)	123,684,880
Utilities	(46,043,437)	46,043,437

Total Investments, at Value	$(3,008,743,166)	$3,008,743,166

*	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

8    OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Restricted Securities

As of June 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$6,077,685,291
Federal tax cost of other investments	(79,346)

Total federal tax cost	$6,077,605,945

Gross unrealized appreciation	$3,421,917,557
Gross unrealized depreciation	(287,720,681)

Net unrealized appreciation	$3,134,196,876

9    OPPENHEIMER GLOBAL FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 8/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 8/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 8/9/2013